Exhibit 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE

GATX CORPORATION ANNOUNCES CEO LEADERSHIP TRANSITION PROCESS
•Brian A. Kenney to retire as CEO in April 2022; Kenney to continue as non-executive chairman for a transition period
•Board names Robert C. Lyons as CEO-elect

CHICAGO, Dec. 7, 2021 - GATX Corporation (NYSE:GATX) today announced Brian A. Kenney will retire as president and CEO, effective April 22, 2022. Mr. Kenney will continue to serve on GATX’s board of directors as non-executive chairman until October 31, 2022 to ensure a seamless transition. As part of a long-term succession planning process, the GATX board of directors has appointed Robert C. Lyons, GATX’s current executive vice president and president, Rail North America, as the Company’s next chief executive officer, effective April 22, 2022, and will nominate him for election to the board of directors at the 2022 Annual Meeting of Shareholders. Mr. Lyons currently leads the Company’s largest business and previously served as chief financial officer from 2004 to 2018.

“GATX is in a strong position today and Brian has provided outstanding leadership to set the Company up for continued success,” said James Ream, lead director of the board. “He has thoughtfully expanded the portfolio of assets, both organically and through strategic acquisitions, enabling GATX to consistently generate industry-leading financial returns. Brian instituted a continuous improvement mindset throughout the Company, setting the industry standard for safety, quality and customer service. He has also championed expanding opportunities for individuals of all backgrounds within GATX’s worldwide operations. Thanks to Brian’s leadership and vision, GATX has the finest team in the business and is recognized as the global leader in the full-service leasing of long-lived assets. The board is grateful for Brian’s relentless focus on the needs of all GATX stakeholders, and we are pleased for his continued leadership through this transition process.

“With the strong foundation established by Brian, the board is highly confident that Bob is the right leader to be GATX’s next CEO,” Mr. Ream continued. “The board ran a deliberate and thoughtful succession process with the assistance of Spencer Stuart, a leading global executive search and leadership consulting firm. Bob was selected for his strong business acumen, operational skills and vision needed to guide GATX to its next stage of growth and excellence. Bob has been intimately involved in shaping the Company’s strategy and has been a significant contributor to GATX’s success as both the head of our largest business as well as our CFO for more than a decade. He deeply understands this Company and the importance of maintaining a disciplined, transparent and inclusive strategy for the benefit of all stakeholders, and he is well equipped to preserve and build on GATX’s proud legacy.”

“It has been a privilege to serve as CEO for the past 17 years and to work with the most dedicated team in the industry,” said Mr. Kenney. “I am proud of all that we have accomplished together, and I look forward to collaborating with Bob and our board of directors to help GATX achieve even higher levels of success. Bob has been a close partner to me, and his leadership, experience and vision will be critical in driving GATX forward as the premier global, full-service lessor.”

“I am honored to have the opportunity to lead GATX,” said Mr. Lyons. “Together with the GATX leadership team and all our colleagues, I will build on the strong foundation and strategy that Brian established and ensure we continue to provide innovative, unparalleled service to our customers. With the dedication of our outstanding employees, I am excited about the future of GATX as we grow our global businesses, operate safely, and deliver strong results for all our constituents.”

The board of directors will appoint an independent director to the chairman role once Mr. Kenney steps down as the non-executive chairman on October 31, 2022.

COMPANY DESCRIPTION
GATX Corporation (NYSE:GATX) strives to be recognized as the finest railcar leasing company in the world by our customers, our shareholders, our employees and the communities where we operate. As the leading global railcar lessor, GATX has been providing quality railcars and services to its customers for over 120 years. GATX has been headquartered in Chicago, Illinois since its founding in 1898.

AVAILABILITY OF INFORMATION ON GATX'S WEBSITE
Investors and others should note that GATX routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the GATX Investor Relations website. While not all of the information that the Company posts to the GATX Investor Relations website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media and others interested in GATX to review the information that it shares on www.gatx.com under the “Investor Relations” tab.

FORWARD-LOOKING STATEMENTS
Statements in this Press Release not based on historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and, accordingly, involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance, or achievements to differ materially from those discussed. These include statements as to our future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects, or future events. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “outlook,” “continue,” “likely,” “will,” “would”, and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made, and are not guarantees of future performance. We do not undertake any obligation to publicly update or revise these forward-looking statements.The following factors, in addition to those discussed in our other filings with the SEC, including our Form 10-K for the year ended December 31, 2020 and subsequent reports on Form 10-Q, could cause actual results to differ materially from our current expectations expressed in forward-looking statements:

•the duration and effects of the global COVID-19 pandemic, including adverse impacts on our business, personnel, operations, commercial activity, supply chain, the demand for our transportation assets, the value of our assets, our liquidity, and macroeconomic conditions
•exposure to damages, fines, criminal and civil penalties, and reputational harm arising from a negative outcome in litigation, including claims arising from an accident involving our transportation assets
•inability to maintain our transportation assets on lease at satisfactory rates due to oversupply of assets in the market or other changes in supply and demand
•a significant decline in customer demand for our transportation assets or services, including as a result of:
◦weak macroeconomic conditions
◦weak market conditions in our customers' businesses
◦adverse changes in the price of, or demand for, commodities
◦changes in railroad operations, efficiency, pricing and service offerings, including those related to "precision scheduled railroading"
◦changes in supply chains
◦availability of pipelines, trucks, and other alternative modes of transportation
◦changes in conditions affecting the aviation industry, including reduced demand for air travel, geographic exposure and customer concentrations
◦other operational or commercial needs or decisions of our customers
◦customers' desire to buy, rather than lease, our transportation assets
•higher costs associated with increased assignments of our transportation assets following non-renewal of leases, customer defaults, and compliance maintenance programs or other maintenance initiatives
•events having an adverse impact on assets, customers, or regions where we have a concentrated investment exposure

•financial and operational risks associated with long-term purchase commitments for transportation assets
•reduced opportunities to generate asset remarketing income
•inability to successfully consummate and manage ongoing acquisition and divestiture activities
•reliance on Rolls-Royce in connection with our aircraft spare engine leasing businesses, and the risks that certain factors that adversely affect Rolls-Royce could have an adverse effect on those businesses
•fluctuations in foreign exchange rates
•failure to successfully negotiate collective bargaining agreements with the unions representing a substantial portion of our employees
•asset impairment charges we may be required to recognize
•deterioration of conditions in the capital markets, reductions in our credit ratings, or increases in our financing costs
•changes in banks' inter-lending rate reporting practices and the phasing out of LIBOR
•competitive factors in our primary markets, including competitors with significantly lower costs of capital
•risks related to our international operations and expansion into new geographic markets, including laws, regulations, tariffs, taxes, treaties or trade barriers affecting our activities in the countries where we do business
•changes in, or failure to comply with, laws, rules, and regulations
•inability to obtain cost-effective insurance
•environmental liabilities and remediation costs
•potential obsolescence of our assets
•inadequate allowances to cover credit losses in our portfolio
•operational, functional and regulatory risks associated with severe weather events, climate change and natural disasters
•inability to maintain and secure our information technology infrastructure from cybersecurity threats and related disruption of our business

FOR FURTHER INFORMATION CONTACT:
GATX Corporation
Shari Hellerman
Director, Investor Relations
312-621-4285
shari.hellerman@gatx.com

(12/07/2021)